                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [X]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [ ]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                              THE R.O.C. TAIWAN FUND
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

[Logo]
--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND                                              April , 1996
c/o Dewe Rogerson, 850 Third Avenue, 20th Floor, New York, New York 10022,
Telephone: 1-800-343-9567

Dear Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders (the 'Meeting') of The R.O.C. Taiwan Fund (the 'Trust'), which will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 24th Floor, 1285 Avenue of the Americas, New York, New York on Friday, May 31, 1996 at 9:30 a.m., New York City time. A formal notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed.

     At the Meeting, shareholders will:

      (i) Elect two trustees, each to serve for a term expiring on the date of the 1999 Annual Meeting of Shareholders or the special meeting in lieu thereof;

     (ii) Consider and take action on a proposal to ratify the selection of KPMG Peat Marwick by the Board of Trustees of the Trust as independent public accountants of the Trust for its fiscal year ending December 31, 1996; and

    (iii) Consider and take action on a proposal to amend the Trust's existing contract with International Investment Trust Company Limited (the 'Adviser') and Central Trust of China (the 'Custodian') in order to reduce, in the manner described in the accompanying Proxy Statement, the fees payable by the Trust thereunder to the Adviser and the Custodian.

     The Board of Trustees of the Trust recommends that you vote for the nominees for trustee named in the accompanying Proxy Statement and in favor of proposals (ii) and (iii).

     Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice and Proxy Statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

     If you are a beneficial owner holding shares through a broker-dealer, please note that, under the rules of the New York Stock Exchange, broker-dealers may not vote your shares on the proposal described in paragraph (iii) above without your instructions. In addition, if you are a beneficial owner holding shares through a bank or trust company nominee, you may find that such nominee will not vote your shares in respect of some or all of the matters to be considered at the Meeting without your instructions. Accordingly, the Board of Trustees of the Trust urges all beneficial owners of shares who are not also record owners of such shares to contact the institutions through which their shares are held and give appropriate instructions, if necessary, to vote their shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as shareholders.

     Time will be provided during the Meeting for discussion, and shareholders present will hear a report on the Trust and have an opportunity to ask questions about matters of interest to them.

                                 Respectfully,


           THEODORE S.S. CHENG                     DANIEL K. L. CHIANG
           Theodore S.S. Cheng                     Daniel K. L. Chiang
                 Chairman                 President and Chief Executive Officer

IMPORTANT MATTERS WILL BE CONSIDERED AT THE MEETING, AND YOUR VOTE MAY BE NECESSARY TO INSURE THE PRESENCE OF THE MAJORITY QUORUM THAT IS REQUIRED BY LAW IN ORDER TO APPROVE NEW INVESTMENT ADVISORY CONTRACTS. ACCORDINGLY, ALL SHAREHOLDERS, REGARDLESS OF THE SIZE OF THEIR HOLDINGS, ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, OR TO GIVE APPROPRIATE INSTRUCTIONS TO PERSONS HOLDING SHARES OF RECORD ON THEIR BEHALF, PROMPTLY.

                             THE R.O.C. TAIWAN FUND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 31, 1996

To the Shareholders of
The R.O.C. Taiwan Fund:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the 'Meeting') of The R.O.C. Taiwan Fund (the 'Trust') will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 24th Floor, 1285 Avenue of the Americas, New York, New York on Friday, May 31, 1996 at 9:30 a.m., New York City time, for the following purposes:

     1. To elect two trustees, each to serve for a term expiring on the date of the 1999 Annual Meeting of Shareholders or the special meeting in lieu thereof.

     2. To consider and take action upon a proposal to ratify the selection of KPMG Peat Marwick by the Board of Trustees of the Trust as independent public accountants of the Trust for its fiscal year ending December 31, 1996.

     3. To consider and take action on a proposal to amend the Trust's existing contract with International Investment Trust Company Limited (the 'Adviser') and Central Trust of China (the 'Custodian') in order to reduce, in the manner described in the accompanying Proxy Statement, the fees payable by the Trust thereunder to the Adviser and the Custodian.

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees of the Trust has fixed the close of business on Friday, March 29, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

     You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

                                               BY ORDER OF THE BOARD OF TRUSTEES
                                                         , Secretary
April   , 1996

                             THE R.O.C. TAIWAN FUND
                                PROXY STATEMENT
                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the 'Board of Trustees' or the 'Board') of The R.O.C. Taiwan Fund (the 'Trust') for use at the Annual Meeting (the 'Meeting') of holders (the 'Shareholders') of shares of beneficial interest of the Trust (the 'Shares') to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 24th Floor, 1285 Avenue of the Americas, New York, New York on Friday, May 31, 1996 at 9:30 a.m., New York City time, and at any adjournment thereof.

     This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about April , 1996. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to Marc E. Perlmutter, Assistant Secretary of the Trust, at the Trust's address at c/o Dewe Rogerson, 850 Third Avenue, 20th Floor, New York, New York 10022) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received by mail on or before the close of business on May 30, 1996 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for the nominees for election named, and for proposals II and III described, in this Proxy Statement.

     The Board of Trustees has fixed the close of business on Friday, March 29, 1996 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of trustees. One third of the Trust's outstanding Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting except with respect to proposal III below, with respect to which a majority of the outstanding Shares, present in person or represented by proxy, must be present for a quorum. The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting will be required at the Meeting to elect the nominees for election as trustees and for the ratification of KPMG Peat Marwick as independent public accountants of the Trust. Proposal III below must be approved by the vote of a 'majority' of the Trust's outstanding voting securities (a 'Majority Shareholder Vote'), which, as defined in the Investment Company Act of 1940 (the 'Investment Company Act') consists of the lesser of (i) a vote of more than 50% of an investment company's outstanding voting securities (in the Trust's case, more than 50% of the Shares) or (ii) a vote of 67% of the voting securities present if more than 50% of the outstanding voting securities are deemed to be present at the Meeting in person or by proxy.

     Abstentions and 'non-votes' will be counted as present for all purposes in determining the existence of a quorum. (A 'non-vote' occurs when a nominee (typically, a broker-dealer) holding shares for a beneficial owner attends a meeting with respect to such shares (in person or by proxy) but does not vote on one or more proposals because the nominee does not have discretionary voting power with respect thereto and has not received instructions from the beneficial owner.) Abstentions and 'non-votes' will not have the effect of votes in opposition to the election of a trustee or 'no' votes on the proposed ratification of the selection of the independent public accountants of the Trust.

However, because proposal III must be approved by a Majority Shareholder Vote, abstentions and 'non-votes' will have the effect of a vote in opposition to the adoption of such proposal. As of the record date, the Trust had outstanding 33,815,376 Shares.

     International Investment Trust Company Limited, the investment adviser and manager of the Trust (the 'Adviser'), knows of no business other than that mentioned in proposals I, II and III below that will be presented for consideration at the Meeting. If any other matter is properly presented, the persons named in the enclosed proxy will vote in accordance with their discretion.

     To the knowledge of the Adviser, no person owned beneficially more than 5% of the outstanding Shares at March 22, 1996.

     S.G. Warburg & Co. Inc., 277 Park Avenue, New York, New York 10172, was the principal underwriter for a placement of Shares by the Trust pursuant to a public offering that was completed on November 10, 1995. The address of Dewe Rogerson Inc., which provides certain administrative services for the Trust, is 850 Third Avenue, 20th Floor, New York, New York 10022.

                            I. ELECTION OF TRUSTEES

     The trustees of the Trust are divided into three classes, each having a term of three years; the term of one class expires each year. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the election of the two nominees listed below as trustees of the Trust, each to serve for a term expiring on the date of the 1999 Annual Meeting of Shareholders or the special meeting in lieu thereof. If any such nominee should become unable to serve (an event not now anticipated), the proxies will be voted for such person, if any, as is designated by the Board of Trustees to replace such nominee.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees for election as a trustee of the Trust. Messrs. Chiang and Kathe are currently trustees of the Trust.

-------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Occupation and Business Experience
                                                                            (including all Directorships) during the
                                                                                   Past Five Years and Other
  Name and Address of               Position with the Trust and           Positions with Affiliated Persons of the Trust
     Nominee (Age)                   Term of Office as Trustee
-------------------------------------------------------------------------------------------------------------------------
* Daniel K.L. Chiang (40)  (i) Trustee since April 1994 and until the     Director of the Adviser since February 1996,
 17th Floor                1996 Annual Meeting of Shareholders or the     Executive Vice President of the Adviser
 167 Fu Hsing North Road   special meeting in lieu thereof; and (ii)      since 1993 and Vice President of the Adviser
 Taipei, Taiwan, R.O.C.    President and Chief Executive Officer          1987-93; Manager, Continental Illinois
                           of the Trust since April 1994                  National Bank, Taipei, Taiwan, 1984-87

 Raymund A. Kathe (73)     Trustee since 1989 and until the 1996 Annual   Retired since May 1995; International
 1121 Crandon Blvd.        Meeting of Shareholders or the special         Adviser to the Chairman of the Bank of
 Key Biscayne, FL 33149    meeting in lieu thereof                        Hawaii, Honolulu, Hawaii, 1985-95; Senior
 U.S.A.                                                                   Vice President and Senior Corporate Officer,
                                                                          Asia-Pacific, Citicorp/Citibank, N.A.,
                                                                          1979-84

* Nominee considered by the Trust's counsel to be an 'interested person' (as defined in the Investment Company Act) of the Trust. Mr. Chiang is deemed to be an interested person because of his affiliation with the Adviser.

     Mr. Chiang, who is a citizen and resident of the Republic of China (the 'R.O.C.'), is neither a citizen nor a resident of the United States. There can be no assurance that Mr. Chiang will have any assets in the United States that could be attached in connection with any action, suit or proceeding to enforce the provisions of U.S. securities laws. The Trust has been advised by its R.O.C. counsel that an R.O.C. court will enforce liabilities predicated solely upon U.S. securities laws if (i) the court properly obtained jurisdiction, (ii) there was proper service of process, (iii) the judgment does not contravene public order or good morals and (iv) the judgments of R.O.C. courts are reciprocally recognized by U.S. courts.

INFORMATION CONCERNING OTHER TRUSTEES

     The names and addresses of the trustees of the Trust (other than the trustees who are also nominees referred to above) are set forth below, together with their positions, principal occupations and business experience during the past five years.

-------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Occupation and Business Experience
                                                                            (including all Directorships) during the
                                                                                   Past Five Years and Other
  Name and Address of               Position with the Trust and           Positions with Affiliated Persons of the Trust
    Trustee (Age)                    Term of Office as Trustee
-------------------------------------------------------------------------------------------------------------------------
* Theodore S.S. Cheng      (i) Trustee since 1989 and until the 1998      President, The International Commercial Bank
  (65)                     Annual Meeting of Shareholders or the special  of China ('ICBC'), Taipei, Taiwan, since
 5/F, ICBC Building        meeting in lieu thereof; and (ii) Chairman of  1987; Consultant to the Adviser, 1993;
 100 Chilin Road           the Trust since 1989                           Chairman and Director of the Adviser,
 Taipei, Taiwan, R.O.C.                                                   1987-1993; Director, Grand Cathay Securities
                                                                          Corp., since 1988; General Manager, ICBC,
                                                                          Tokyo, Japan, 1985-87; Senior Vice President
                                                                          and General Manager, ICBC, Tokyo, Japan,
                                                                          1977-85

 Pedro-Pablo Kuczynski     Trustee since 1989 and until the 1997 Annual   President and Chief Executive Officer, Latin
 (57)                      Meeting of Shareholders or the special         America Enterprise Fund, since June 1995;
 Grand Bay Plaza           meeting in lieu thereof                        President and Chief Executive Officer,
 2665 S. Bayshore Drive                                                   Westfield Capital Ltd., since 1992;
 Suite 1101                                                               Chairman, First Boston International, and
 Coconut Grove, Florida                                                   Managing Director, The First Boston
 33133                                                                    Corporation, 1982-92; Director of the
 U.S.A.                                                                   Adviser, 1989-1990; Minister of Energy and
                                                                          Mines, Government of Peru, 1980-82;
                                                                          President and Chief Executive Officer, Halco
                                                                          Inc. (mining company), 1977-80

 Li-Yin Kung (83)          Trustee since 1989 and until the 1997 Annual   Director, China Trust Bank of New York,
 19 Capi Lane              Meeting of Shareholders or the special         since 1989; Director, The Chinese-American
 Port Washington, NY       meeting in lieu thereof                        Bank, since 1980
 11050
 U.S.A.

* Trustee considered by the Trust's counsel to be an 'interested person' (as defined in the Investment Company Act) of the Trust. Mr. Cheng is deemed to be an interested person because of his affiliation with ICBC, a shareholder of the Adviser.
                                                  (table continued on next page)

(table continued from previous page)

-------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Occupation and Business Experience
                                                                            (including all Directorships) during the
                                                                                   Past Five Years and Other
  Name and Address of               Position with the Trust and           Positions with Affiliated Persons of the Trust
     Trustee (Age)                   Term of Office as Trustee
-------------------------------------------------------------------------------------------------------------------------

 David N. Laux (68)        Trustee since 1992 and until the 1998 Annual   President, USA-ROC Economic Council, since
 1726 M Street, NW         Meeting of Shareholders or the special         1990; Chairman and Managing Director,
 Suite 601                 meeting in lieu thereof                        American Institute in Taiwan, 1987-90;
 Washington, D.C. 20006                                                   Director of Asian Affairs, National Security
 U.S.A.                                                                   Council, the White House, 1982-86; Director
                                                                          of The Laux Company, 1977-1994; Director of
                                                                          BPI Packaging Technology, Inc., 1993-1995

 Alfred F. Miossi (74)     Trustee since 1992 and until the 1998 Annual   Retired since 1987; Executive Vice
 2511 Kenilworth Avenue    Meeting of Shareholders or the special         President, Continental Illinois National
 Wilmette, Illinois        meeting in lieu thereof                        Bank & Trust Company of Chicago
  60091                                                                   ('Continental'), 1971-87; Head of
 U.S.A.                                                                   International Financial Services at
                                                                          Continental, 1985-87; Director of
                                                                          International Affairs at Continental,
                                                                          1980-85

* Gregory Kuo-Hua Wang     Trustee since 1989 and until the 1997 Annual   President, United World Chinese Commercial
 (63)                      Meeting of Shareholders or the special         Bank ('UWCCB'), Taipei, Taiwan, since 1989;
 65 Kuanchien Road         meeting in lieu thereof                        Executive Vice President, UWCCB, Taipei,
 Taipei, Taiwan, R.O.C.                                                   Taiwan, 1978-89; Director of the Adviser,
                                                                          1983- 89; Vice Chairman, Grand Pacific
                                                                          Petroleum Corporation; Managing Director,
                                                                          Bankers Institute of the R.O.C.; Managing
                                                                          Director, National Credit Card Center of the
                                                                          R.O.C.; Chief Supervisor, Taipei Foreign
                                                                          Exchange Market Development Foundation;
                                                                          Director, Bankers Association of the
                                                                          Republic of China; Director, Grand Cathay
                                                                          Securities Corp.; Director, Wyse Technology
                                                                          Inc.; Director, Channel Overseas
                                                                          Corporation; Director, Channel International
                                                                          Corporation; Director, Chinese National
                                                                          Association of Industry and Commerce;
                                                                          Director, HanTech Venture Capital
                                                                          Corporation; Director, Taiwan Real-Estate
                                                                          Management Company

* Trustee considered by the Trust's counsel to be an 'interested person' (as defined in the Investment Company Act) of the Trust. Mr. Wang is deemed to be an interested person because of his affiliation with UWCCB, a shareholder of the Adviser.

     None of the trustees of the Trust beneficially owned any Shares at March 1, 1996.

     The Board of Trustees has an Executive Committee, which, subject to certain restrictions, may exercise all powers and authority of the Board between meetings of the Board. The current members of the Executive Committee are Messrs. Theodore S.S. Cheng, Daniel K.L. Chiang, Pedro-Pablo Kuczynski and Gregory Kuo-Hua Wang. The Executive Committee did not meet during the fiscal year ended December 31, 1995.

     The Board of Trustees has an Audit Committee, the current members of which are Messrs. Raymund A. Kathe, Li-Yin Kung, David N. Laux and Alfred F. Miossi. The responsibilities of the Audit Committee include, among other things, participation in the selection of the independent public accountants of the Trust, review of financial statements of the Trust prior to their submission to the trustees and of other accounting matters of the Trust, monitoring the relationship of the Trust with the Adviser and review of the administration of the Adviser's and the Trust's respective Codes of

Ethics and the Adviser's Policy and Procedures to Prevent Insider Trading. The Audit Committee held two meetings during the year ended December 31, 1995. At those meetings the Audit Committee, among other things, (i) reviewed the audited financial statements of the Trust for its 1994 fiscal year, (ii) approved the selection of KPMG Peat Marwick as the Trust's independent public accountants for its 1995 fiscal year and (iii) reviewed the investment management arrangements between the Trust and the Adviser, including the management fee payable by the Trust to the Adviser, and engaged in discussions with the Adviser in connection with the proposal to reduce the fees paid by the Trust to the Adviser in the manner described under proposal III below.

     The Board of Trustees held four meetings during the fiscal year ended December 31, 1995. Mr. Gregory Kuo-Hua Wang attended fewer than 75% of the total number of Board meetings.

     The Board of Trustees has a Nominating Committee, the current members of which are Messrs. David N. Laux, Alfred F. Miossi and Gregory Kuo-Hua Wang. The Nominating Committee exercises such responsibilities as may be charged to it by the Board of Trustees from time to time. The Nominating Committee did not meet during the fiscal year ended December 31, 1995.

OFFICERS OF THE TRUST

     The following is a list of the officers of the Trust. Each of the Chairman, the President, the Treasurer [and the Secretary] will hold office until his successor is duly elected and qualified, and all other officers hold office at the discretion of the trustees.

     Theodore S.S. Cheng: For information concerning Mr. Cheng, see 'Information Concerning Other Trustees' above.

     Daniel K.L. Chiang: For information concerning Mr. Chiang, see 'Information Concerning Nominees' above.

     Marc E. Perlmutter (Age 43): Assistant Vice President and Assistant Secretary of the Trust since February 1996. Mr. Perlmutter has been a partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, U.S. legal counsel to the Trust, since prior to 1991.

     Edwin C. Laurenson (Age 47): Assistant Vice President and Assistant Secretary of the Trust since February 1996. Mr. Laurenson has been a principal attorney employed by the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, U.S. legal counsel to the Trust, since prior to 1991.

TRUSTEE AND OFFICER COMPENSATION

-------------------------------------------------------------------------------
                                                     Total Compensation in 1995
                                                            from the Trust
Name of Trustee                                         Paid to Trustees(1)(2)
-------------------------------------------------------------------------------
Theodore S.S. Cheng(3)                                            --
Daniel K.L. Chiang(3)                                             --
Raymund A. Kathe                                               $13,000
Pedro-Pablo Kuczynski                                          $ 9,750
Li-Yin Kung                                                    $21,000
David N. Laux                                                  $18,000
Alfred F. Miossi                                               $16,000
Gregory Kuo-Hua Wang(3)                                           --

(1) The trustees of the Trust do not receive any pension or retirement benefits from the Trust or the Adviser.
(2) Each trustee of the Trust who is not affiliated with the Adviser currently receives fees, paid by the Trust, of $750 for each Board of Trustees meeting or committee meeting attended and an annual trustee's fee of $7,500. Amounts shown include reimbursement by the Trust of travel expenses incurred by the spouses of trustees in connection with travel to and from meetings of the Board of Trustees and the Audit Committee. The Adviser, which supervises the Trust's investments and pays the compensation and certain expenses of the personnel and other interested persons of the Adviser who serve as trustees and/or officers of the Trust, receives an investment advisory fee.
(3) The trustees of the Trust who are officers of the Adviser, or who are otherwise deemed to be interested persons (as defined in the Investment Company Act) of the Adviser, receive no remuneration from the Trust.

        II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At a meeting held on February 9, 1996, the Board of Trustees, including a majority of the trustees who were not 'interested persons' of the Trust as defined in the Investment Company Act, selected, by vote cast in person, KPMG Peat Marwick to act as independent public accountants of the Trust for the fiscal year ending December 31, 1996. The Trust knows of no direct or material indirect financial interest of such firm in the Trust. One or more representatives of KPMG Peat Marwick are expected to be present at the Meeting and will have an opportunity to make a statement if they so wish. Such representatives are expected to be available to respond to appropriate questions from Shareholders.

     KPMG Peat Marwick audited the financial statements for the year ended December 31, 1995 included in the Trust's annual report to Shareholders and, in connection with its audit services, also reviewed certain of the Trust's filings with the United States Securities and Exchange Commission.

     The selection of KPMG Peat Marwick by the Board of Trustees as independent public accountants of the Trust is subject to ratification by the Shareholders at the Meeting. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the ratification of the selection of KPMG Peat Marwick as independent public accountants of the Trust for the fiscal year ending December 31, 1996.

     THE  BOARD  OF   TRUSTEES  RECOMMENDS  THAT   SHAREHOLDERS  VOTE  FOR   THE
RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996.

                   III. APPROVAL OF REDUCTION OF ADVISORY FEE

PROPOSED FEE REDUCTION

     The Adviser, a registered investment adviser in the United States pursuant to the Investment Advisers Act of 1940, acts as the Trust's investment adviser and manager for the Trust's assets held in the R.O.C. pursuant to an Amended and Restated Investment Contract (the 'R.O.C. Investment Contract') dated July 11, 1993 among the Trust, the Adviser and Central Trust of China, as custodian (the 'Custodian'). All compensation paid to the Adviser by the Trust for the Adviser's service as the Trust's investment adviser and manager for all of the Trust's assets (including those held in the United States) is paid under the terms of the R.O.C. Investment Contract.

     For its services to the Trust rendered pursuant to the R.O.C. Investment Contract, the Adviser and the Custodian receive fees in New Taiwan Dollars (NT$) at a rate (the 'Current Fee Schedule') dependent on the net asset value ('NAV') of the assets of the Trust held in the R.O.C. The Adviser receives fees of (a) 1.45% of such NAV of such Trust assets up to NT$7 billion (approximately US$257 million)1, (b) 1.30% of such NAV with respect to such Trust assets in excess of NT$7 billion up to NT$10 billion (approximately US$367 million), (c) 1.15% of such NAV with respect to such Trust assets in excess of NT$10 billion up to NT$13 billion (approximately US$477 million) and (d) 1.00% of such NAV with respect to such Trust assets in excess of NT$13 billion. The fee, which is paid monthly in arrears, accrues daily and is calculated on each business day on which the Taiwan Stock Exchange (the 'TSE') is open for business. The Adviser is paid by the Trust directly from assets held pursuant to the R.O.C. Investment Contract. In addition, pursuant to the Current Fee Schedule the Trust pays the Custodian a fee in NT$ at the rate of (a) 0.19% of such NAV with respect to such Trust assets up to NT$7 billion, (b) 0.17% of such NAV with respect to such Trust assets in excess of NT$7 billion up to NT$10 billion, (c) 0.15% of such NAV with respect to such Trust assets in excess of NT$10 billion up to NT$13 billion and (d) 0.13% of such NAV with respect to such Trust assets in excess of NT$13 billion.

     Following discussions between the trustees of the Trust who are not 'interested persons' (as defined in the Investment Company Act) of any party to the R.O.C. Investment Contract (the 'Independent Trustees') and the other trustees (including Mr. Chiang, who also serves as a Director and Executive Vice President of the Adviser), the Board of Trustees, including all of the Independent Trustees, unanimously resolved at its meeting on February 9, 1996 to approve the following fee schedule (the 'Revised Fee Schedule'), which would reduce the per annum rate of the fee paid by the Trust to the Adviser to (a) 1.40% of the NAV of the Trust's assets held in the R.O.C. up to NT$6 billion (approximately US$220 million), (b) 1.20% of such NAV with respect to such Trust assets in excess of NT$6 billion up to NT$9 billion (approximately US$330 million), (c) 1.00% of such NAV with respect to such Trust assets in excess of NT$9 billion up to NT$12 billion (approximately US$440 million) and (d) 0.80% of such NAV with respect to such Trust assets in excess of NT$12 billion. In addition, the fees paid by the Trust to the Custodian would be reduced to (a) 0.16% of such NAV with respect to such Trust assets up to NT$6 billion, (b) 0.14% of such NAV with respect to such Trust assets in excess of NT$6 billion up to NT$9 billion, (c) 0.12% of such NAV with respect to such Trust assets in excess of NT$9 billion up to NT$12 billion and (d) 0.10% of such NAV with respect to such Trust assets in excess of NT$12 billion.

------------
1The U.S. Dollar figures in parentheses are based on an exchange rate of US$1.00=NT$27.27, which was the certified noon buying rate in New York for cable transfers, as made available by the Federal Reserve, on March 21, 1996.

     No other material changes are proposed to the R.O.C. Investment Contract, and no change of any kind is proposed in the contract, described further below, pursuant to which the Adviser manages (without additional compensation) the Trust's assets held in the United States (the 'U.S. Investment Contract').

     The following tables set forth the Current and Revised Fee Schedules for the Adviser and corresponding information for the Custodian.

                              CURRENT FEE SCHEDULE

            AMOUNT UNDER
        MANAGEMENT (1000 NT$)            ADVISORY FEE %     CUSTODIAN FEE %
-------------------------------------    --------------     ---------------

Up to 7,000,000......................         1.45%               0.19%
7,000,000 to 10,000,000..............         1.30%               0.17%
10,000,000 to 13,000,000.............         1.15%               0.15%
13,000,000 and above.................         1.00%               0.13%

                              REVISED FEE SCHEDULE

            AMOUNT UNDER
        MANAGEMENT (1000 NT$)            ADVISORY FEE %     CUSTODIAN FEE %
-------------------------------------    --------------     ---------------

Up to 6,000,000......................         1.40%               0.16%
6,000,000 to 9,000,000...............         1.20%               0.14%
9,000,000 to 12,000,000..............         1.00%               0.12%
12,000,000 and above.................         0.80%               0.10%

     The aggregate amount of the Adviser's fee in the 1995 Fiscal Year was NT$113,304,741 (US$4,154,922). Had the Revised Fee Schedule been in effect throughout 1995, the Adviser would have received NT$106,978,150 (US$3,922,924), a reduction of NT$6,326,591 (US$231,998), or 5.58%.

     The aggregate amount of the Custodian's fee in the 1995 Fiscal Year was NT$14,843,527 (US$544,317). Had the proposed revised Custodian's fee been in effect throughout 1995, the Custodian would have received NT$12,280,784 (US$450,340), a reduction of NT$2,562,743 (US$93,977), or 17.27%.

     The following table compares the Trust's operating expenses for the 1995 Fiscal Year as a percentage of average net assets under both the Current Fee Schedule and the Revised Fee Schedule.

                           COMPARATIVE EXPENSE TABLE
               TRUST OPERATING EXPENSES FOR THE 1995 FISCAL YEAR
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                             CURRENT FEE SCHEDULE    REVISED FEE SCHEDULE
                             --------------------    --------------------

Advisory Fee..............           1.42%                   1.29%
Custodian Fee.............           0.19%                   0.15%
Other Expenses............           0.37%                   0.37%
Total Trust Operating
  Expenses................           1.98%                   1.81%

     The Investment Company Act requires that investment advisory contracts between an investment company and an investment adviser be in writing, that such contracts specify, among other things, the compensation payable to the adviser pursuant thereto and that such contracts be approved by a Majority Shareholder Vote of the investment company.

     In considering whether to seek a revision of the advisory fee schedule, the Board of Trustees reviewed information provided by the Adviser and also obtained additional information from other sources. The information reviewed by the Board of Trustees concerned, among other things, (i) the fees paid by the Trust for investment advisory and administrative services and the Trust's expense ratio, each compared to those of other single-country investment companies as well as other closed-end investment companies whose stock is publicly traded in the United States, (ii) the nature of the Trust's investments and (iii) data provided by the Adviser with respect to the profitability of the Adviser's management of the Trust after giving effect to all direct and allocated expenses associated with the investment advisory and administrative services performed by the Adviser on behalf of the Trust.

     The Board of Trustees had also been provided previously with a memorandum prepared by counsel to the Trust describing the trustees' legal duties in connection with their consideration of the continuation or modification of the R.O.C. Investment Contract. In addition, the Independent Trustees who serve on the Trust's Audit Committee met privately to discuss what they believed would be an appropriate level or levels of the advisory fee to be paid by the Trust to the Adviser, and the Independent Trustees discussed such issues with the other trustees, including Mr. Chiang, and representatives of IIT. Among the matters considered by the Board of Trustees were (i) the nature, quality and extent of the advisory, administrative, compliance and shareholder services provided by the Adviser to the Trust and the Shareholders, (ii) the amount paid under the Current Fee Schedule relative to other advisors' fees for comparable services and the Trust's expense ratio in relationship to industry norms, (iii) the feasibility of obtaining similar services from another investment manager qualified to provide such services in the R.O.C., (iv) the extent to which, relative to industry practice, the Adviser had passed on any economies of scale to the Trust and the Shareholders in the administration of the Trust, (v) the responsibility and liability assumed by the Adviser in managing the funds entrusted to it and (vi) the income received by the Adviser after deducting the cost of services provided to the Trust.

     The Shareholders' approval of the Revised Fee Schedule would, for technical purposes of the Investment Company Act, entail their approval of a new investment advisory contract; and following such Shareholder approval and approval by the R.O.C. SEC, the R.O.C. Investment Contract, revised to include the Revised Fee Schedule, would remain in effect for an initial period of two years from the date of its execution by the Trust (which, due to the anticipated procedures for obtaining R.O.C. SEC approval, would likely precede the submission of the R.O.C. Investment Contract, so revised, to the R.O.C. SEC for its approval). Thereafter, the R.O.C. Investment Contract would continue in effect from year to year if its continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Trustees as a whole or a Majority Shareholder Vote.

     If the Shareholders fail to approve the Revised Fee Schedule or if any other condition to the implementation of the Revised Fee Schedule is not satisfied in a timely manner (as a result, for instance, of a need to adjourn the Meeting in order to obtain the requisite Shareholder vote), the Board of Trustees, acting with the concurrence of a majority of the Independent Trustees, would have the power to approve the continuation of the R.O.C. Investment Contract (which would continue in effect only until June 21, 1996 without such action by the Board) in its current form and would anticipate approving such a continuation pending a determination of how to respond to such a failure by the Shareholders to approve, or any failure to satisfy any other condition to the implementation of, the Revised Fee Schedule.

     Further information concerning the background of the R.O.C. Investment Contract and the Trust's investment advisory and administrative arrangements, including a description of certain other circumstances in which the R.O.C. Investment Contract could terminate or be terminated, is set forth under 'The Nature of the Trust's Management Arrangements' below.

     Approval of the proposed amendment to the R.O.C. Investment Contract at the Meeting will require a Majority Shareholder Vote. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the approval of the proposed amendment to the R.O.C. Investment Contract.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE REVISED FEE SCHEDULE AND THE PROPOSED AMENDMENTS TO THE R.O.C. INVESTMENT CONTRACT.

FURTHER INFORMATION CONCERNING THE ADVISER

     The Adviser was incorporated on August 9, 1983 under the laws of the R.O.C. as a securities investment trust enterprise with limited liability and with authority to raise and manage investment trust funds. In its capacity as investment adviser to the Trust, the Adviser is responsible for the continuing administration of the assets of the Trust in accordance with the R.O.C. Investment Contract and the U.S. Investment Contract, as well as in accordance with applicable laws and regulations of the R.O.C. and the United States. Its principal business address is 17th Floor, 167 Fu Hsing North Road, Taipei, Taiwan, R.O.C.

     The   shareholders  of   the  Adviser   and  their   respective  percentage
shareholdings as at March 13, 1996 are set out below:

                                                                     PERCENTAGE
SHAREHOLDERS                                                        SHAREHOLDING
------------                                                        ------------
R.O.C. SHAREHOLDERS
The International Commercial Bank of China ('ICBC')..............        13.4
Kingdom Pharmaceutical Co., Ltd. ................................        11.0
Ming Tong Co., Ltd. .............................................         9.3
The Farmers Bank of China........................................         8.0
Central Trust of China...........................................         8.0
Bank of Taiwan...................................................         8.0
Maw Chong Investment Corporation Ltd.............................         7.0
Central Investment Holding Co., Ltd ('CIHC').....................         6.4
United World Chinese Commercial Bank ('UWCCB')...................         4.9
UWCCB Cultural Benevolent Foundation.............................         3.1
Daniel M. Tsai...................................................         2.8
Yu Tai Industrial Corp. .........................................         2.2
Chiloo Industries Inc. ..........................................         2.2
Central Insurance Co., Ltd. .....................................         2.2
Tai Lung Corporation.............................................         2.1
Ming Yu Company Ltd. ............................................         1.0

NON-R.O.C. SHAREHOLDERS
Lazard Brothers & Co., Limited...................................         4.2
United Merchant Bank Limited.....................................         4.2
                                                                        -----
                                                                        100.0
                                                                        -----
                                                                        -----

     From July 15, 1991 to April 20, 1995, CIHC, with 22.4% of the Adviser's stock, was the largest shareholder of the Adviser. CIHC was established in July 1971 and is a general purpose investment company registered with the Ministry of Economic Affairs of the R.O.C. CIHC is understood to be an investment vehicle for, and has advised the Trust that it is approximately 100% (99.9984%) owned by, the Kuomintang, the political party that has dominated the government of the R.O.C. since many years before that government's removal to Taiwan from the Chinese mainland in 1949. In April 1995 CIHC completed the sale of most of its then shareholdings in the Adviser to Kingdom Pharmaceutical Co., Ltd., Yu Tai Industrial Corp., Chiloo Industries Inc. and Central Insurance Co., Ltd (collectively, the 'CIHC-Controlled Entities'). The Trust has been advised that CIHC has a majority shareholding in each of the CIHC-Controlled Entities. The Trust has also been advised that on March 13, 1996 Chiao Tung Bank, which had owned 8.0% of the Adviser's stock, sold all of its shares of such stock to ICBC, CIHC, Ming Tong Co., Ltd. and Daniel M. Tsai, all of whom were already shareholders of the Adviser. CIHC and the CIHC-Controlled Entities currently hold a total of 24.0% of the Adviser's stock. In addition, the Trust has been advised that CIHC believes that, as the party controlling the largest block of the Adviser's shares, CIHC has the power to exercise a controlling influence over the management and policies of the Adviser. The address of the headquarters of the Kuomintang, which, through its control of CIHC, in the Trust's view may also be deemed to be the parent of the Adviser, is 11 Chungshan South Road, Taipei, Taiwan, R.O.C.

     In addition to the Adviser's largest direct shareholder, ICBC, four of the other R.O.C. shareholders of the Adviser (The Farmers Bank of China, Central Trust of China, Bank of Taiwan and UWCCB) are R.O.C. financial institutions. The Farmers Bank of China, Central Trust of China and Bank of Taiwan are owned or controlled by agencies or instrumentalities of the R.O.C. government. The UWCCB Cultural Benevolent Foundation is a non-profit charitable foundation established by UWCCB. The other R.O.C. Shareholders are general purpose investment companies owned by prominent families in the R.O.C. or individual investors. R.O.C. law currently requires that R.O.C. shareholders and other entities organized under the laws of the R.O.C. maintain ownership of at least 51% of the stock of the Adviser.

     The Articles of Incorporation of the Adviser provide that the Adviser's board of directors shall consist of 11 directors (of which ten are currently in office). The current Chairman of the Adviser is Robert Chun Chien, who is also an advisor to ICBC.

     The day-to-day operations of the Adviser are managed by a president and chief executive officer appointed by the board of directors of the Adviser. The current President and Chief Executive Officer of the Adviser is Howard R.S. Ho.

     The following table sets forth the names, principal positions and addresses of the directors of the Adviser:

-------------------------------------------------------------------------------------------------------------------------
           Name                            Position with Adviser                         Principal Occupation
-------------------------------------------------------------------------------------------------------------------------
Ding-Yu Chang                 Director                                          Senior Vice President, Bank of Taiwan
18 Alley 5, Lane 24,
Ting Chow Road, Sec. 3
Taipei, Taiwan
R.O.C.
Daniel K.L. Chiang            Executive Vice President and Director             Executive Vice President and Director
17th Floor                                                                      of the Adviser; President, Chief
167 Fu Hsing North Road                                                         Executive Officer and Trustee of the
Taipei, Taiwan                                                                  Trust
R.O.C.
Robert Chun Chien             Chairman and Director                             Advisor, ICBC, and Chairman of the
6 Lane 111,                                                                     Adviser
Hangchow South Road
Taipei, Taiwan
R.O.C.
Gow-Liang Chou                Director                                          Special Assistant to the Chairman, Maw
No. 3-4, Lane 161,                                                              Chong Investment Corporation Ltd.
Shin Sheng S. Road,
Sec. 2
Taipei, Taiwan
R.O.C.
Yin-Tarn Chou                 Director                                          Vice President, Import and Export
49 Wu-Chang Street, Sec. 1                                                      Department, Central Trust of China
Taipei, Taiwan
R.O.C.
Sy Pien Chow                  Director                                          Advisor, UWCCB
4F-2, 447 Chung-Hua Road
Sec. 2
Taipei, Taiwan
R.O.C.

                                                  (table continued on next page)

(table continued from previous page)

-------------------------------------------------------------------------------------------------------------------------
           Name                            Position with Adviser                         Principal Occupation
-------------------------------------------------------------------------------------------------------------------------
Hiang-Meng Gn                 Director                                          Executive Vice President, United
107 King's Road                                                                 Merchant Bank Limited
Singapore 1026
Howard R.S. Ho                President, Chief Executive Officer and Director   President and Chief Executive Officer
17th Floor                                                                      of the Adviser
167 Fu Hsing North Road
Taipei, Taiwan
R.O.C.
Yi-Tien Lin                   Director                                          Senior Vice President, The Farmers Bank
No. 85, Sec. 2,                                                                 of China
Nan-King E. Rd.
Taipei, Taiwan
R.O.C.
Arthur H.Y. Pang              Director                                          General Manager, Fubon Investment
8F, 10, Ming Chuon E. Rd.,                                                      Services, Inc.
Sec. 3
Taipei, Taiwan
R.O.C.

THE NATURE OF THE TRUST'S MANAGEMENT ARRANGEMENTS

     The following is a summary description of certain provisions of the R.O.C. Investment Contract and the U.S. Investment Contract. The described provisions of the R.O.C. Investment Contract will also be included in the contract if it is amended to incorporate the Revised Fee Schedule.

     The R.O.C. Investment Contract establishes a contractual securities investment trust fund arrangement through which, under current R.O.C.
regulations, the Trust is permitted to make portfolio investments in R.O.C. securities. Under the R.O.C. Investment Contract the Adviser is required to manage the investment of the assets held by the Custodian pursuant thereto in the R.O.C. for the exclusive benefit of the Trust, including (i) making investment decisions to the best of its ability; (ii) supervising the acquisition and disposition of investments and selecting brokers or dealers to carry out portfolio transactions, all in accordance with the Trust's investment objective and policies and subject to the direction of the Board of Trustees;
(iii) calculating the NAV of the assets held pursuant to the R.O.C. Investment Contract in NT Dollars; (iv) instructing the Custodian to maintain, exchange and dispose of the Trust's investments as required; (v) maintaining appropriate books and records; and (vi) performing its obligations so as to permit the Trust to qualify as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.

     The R.O.C. Investment Contract, which was last voted upon by Shareholders in 1991 (when the previously applicable advisory fee of 1.5% of the Trust's entire NAV was replaced by the Current Fee Schedule), became effective on July 15, 1991 and will remain in force until June 21, 1996 and thereafter from year to year, subject to its continuance being approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose, and by either (a) the vote of a majority of the Board of Trustees as a whole or (b) a Majority Shareholder Vote. The R.O.C. Investment Contract was most recently reapproved by the trustees (including all of the Independent Trustees) on May 31, 1995. The R.O.C. Investment Contract also governs the relationship between the

Trust and the Custodian and was amended solely with respect to certain aspects of such custodial relationship (including to reduce the fee payable by the Trust for custodial services) on June 11, 1993.

     The R.O.C. Investment Contract may be terminated by the Trust upon the vote of a majority of the Trustees or by a Majority Shareholder Vote of the Shareholders, without payment of any penalty, upon 60 days' written notice to the Adviser and the Custodian, and will terminate automatically in the event of its assignment (as defined in the Investment Company Act) by the Adviser or the Custodian or a transfer or other disposition by the Trust (other than by redemption) of units of beneficial interest in the assets held under the R.O.C. Investment Contract. The R.O.C. Investment Contract will also terminate (i) if required by the R.O.C. SEC, (ii) if in the opinion of the Adviser further operation of the Trust in accordance with the R.O.C. Investment Contract is illegal, impractical or inadvisable having regard solely to the interests of the Trust, (iii) upon the resignation or removal of the Adviser or the Custodian (the liquidation or bankruptcy or revocation of the R.O.C. license of the Adviser or the Custodian being deemed to be a removal of the Adviser or the Custodian, as the case may be), or if the R.O.C. SEC determines that the Adviser or the Custodian is incapable of carrying out its functions properly and a successor is not appointed within the subsequent three-month period, or (iv) if the Trust is adjudicated a bankrupt.

     The Adviser manages the assets of the Trust held in the United States pursuant to the U.S. Investment Contract. Such assets may be held pending remittance to the R.O.C. of the proceeds of any offering that may be made by the Trust of its securities, or after any distribution to the Trust under the R.O.C. Investment Contract, or to pay the Trust's expenses in the United States, or otherwise as permitted under applicable R.O.C. laws and regulations. The amount of such assets, however, has been, and is generally expected to continue to be, small in relation to the total assets of the Trust. The Trust does not and will not pay any additional compensation to the Adviser, and has not incurred and will not incur any additional expenses, with respect to the services provided or to be provided by the Adviser under the U.S. Investment Contract.

     The U.S. Investment Contract, which became effective on July 15, 1991, will be in force until July 15, 1996 and thereafter from year to year, subject to its continuance being approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose, and by either (a) the vote of a majority of the Board of Trustees as a whole or (b) a Majority Shareholder Vote.

     The U.S. Investment Contract may be terminated by the Trust, without payment of any penalty, upon 60 days' written notice to the Adviser, and will terminate automatically in the event of its assignment (as defined in the Investment Company Act). The U.S. Investment Contract will also terminate upon the termination of the R.O.C. Investment Contract in accordance with the provisions thereof.

FUND ADMINISTRATION AND EXPENSES

     The Adviser bears  all expenses associated  with its investment  management activities under the R.O.C. Investment Contract and the U.S. Investment Contract, as well as all salaries, fees and expenses of the Trust's officers and trustees who are interested persons of the Adviser. Other than expenses borne by the Adviser, the Trust bears all of its expenses, including: fees and expenses of the Trust's trustees who are not interested persons of the Adviser; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; expenses of preparing stock certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Trust; expenses of registering and qualifying the Shares for sale with the U.S. Securities and Exchange Commission (the 'U.S. SEC') and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of maintaining the listing of the Shares on the New York Stock Exchange; and expenses of Shareholders' meetings and of the preparation and distribution of reports to Shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     In portfolio transactions involving equity securities, the Adviser places orders on behalf of the Trust directly with brokers, except that purchases of shares in rights offerings are made directly from the issuers. In portfolio transactions involving debt securities, the Adviser may place orders on behalf of the Trust directly with brokers, bills finance companies (which are primarily dealers in short-term securities and have other specified functions in the R.O.C. financial markets under R.O.C. law) or other institutions or may make purchases directly from issuers.

     Since the inception of the Trust it has been the policy of the Adviser not to conduct more than 10% of the Trust's total annual brokerage business with any one broker and to limit outstanding unsettled transactions with any one broker to less than 1% of the Trust's assets. Subject to the foregoing policy, the factors considered by the Adviser in placing orders with brokers include efficiency in completing securities transactions, financial condition, market reputation and research and information gathering ability. The research and market information that the Adviser has received or will receive from such brokers may be useful to the Adviser in providing services to clients other than the Trust; in addition, the research and market information that the Adviser has received or will receive from brokers in connection with placing orders for other clients of the Adviser may be useful to the Adviser in providing services to the Trust. The Adviser makes its own assessment, however, concerning whether to place any reliance upon such research and market information.

     R.O.C. regulations require, with limited exceptions, that all transactions in publicly traded stocks be effected through securities brokers qualified to trade on the TSE. Of the Adviser's R.O.C. shareholders, all of the banks, as well as Grand Cathay Securities Corp. (an integrated securities firm and an affiliate of certain R.O.C. shareholders of the Adviser), offer securities brokerage services. In addition, an affiliate of CIHC offers securities brokerage services. The Adviser has apportioned, and intends to continue to apportion, trading business to any securities broker, including shareholders of the Adviser and certain affiliates of such shareholders.

     Under the R.O.C. Investment Contract and R.O.C. law transactions for the account of the Trust may be carried out through a 'connected person' of the Adviser to such extent as the Adviser may think fit, provided that the cost thereof to the Trust is not greater than it would have been had the transaction been carried out through a broker that was not a 'connected person.' A 'connected person' is defined in the R.O.C. Investment Contract as a person that owns more than 5%, or takes any significant, active role in the management, of the Adviser and is separately defined in R.O.C. SEC regulations to include directors and supervisors of the Adviser. Transactions with 'connected persons' are, however, subject to certain limitations under the Investment Company Act (particularly section 17(e) thereof) and guidelines adopted by the trustees.

     'Affiliated persons' (as defined in the Investment Company Act) are subject to the Investment Company Act regardless of whether or not they are 'connected persons.' Brokerage commissions paid by the Trust to any affiliated person, or any affiliated person of such a person, must conform to section 17(e)(2)(A) of the Investment Company Act and rule 17e-1 thereunder, which provide, among other things, that such brokerage commissions must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     Brokerage commission rates are approved by the R.O.C. SEC on the recommendation of the TSE and are currently fixed at 0.1425% of the transaction value for stocks and 0.1% for bonds for all brokerage houses. The aggregate amounts of brokerage commissions paid by the Trust during 1995 were as follows:

                                                                                                         1995*
                                                                                                     --------------

(A)   Aggregate amount of brokerage commissions paid                                                 NT$18,549,822
                                                                                                       (US$700,046)
(B)   Aggregate amount of brokerage commissions paid to brokers an affiliated person of which is      NT$3,082,988
      an affiliated person (as defined in the Investment Company Act) of the Trust                     (US$116,348)
--------------------------------------------------------------------------------------------------------------------

* The U.S. Dollar figures in the parentheses are based on an exchange rate of US$1.00 = NT$26.498, which is the 1995 average of the certified noon buying rates for NT$ in New York for cable transfers, as published in the Federal Reserve Bulletin (published monthly by the Board of Governors of the Federal Reserve System).

     The brokers referred to in clause (B) above are the following:

                                                                        Percentage of aggregate brokerage
                                                                            commissions paid to, and
                                                                           percentage of transactions
                                                                        effected through, such broker* by
          Identity                        Relationship(s)                     the Trust during 1995
------------------------------------------------------------------------------------------------------------
Grand Cathay Securities Corp.  Affiliate of CIHC, ICBC and UWCCB,
                               Shareholders of Adviser                                 4.02
Central Trust of China         Custodian and Shareholder of Adviser                    3.61
UWCCB                          Shareholder of Adviser                                  3.48
ICBC                           Shareholder of Adviser                                  2.29
Chiao Tung Bank                Shareholder of Adviser                                  1.63
The Farmers Bank of China      Shareholder of Adviser                                  1.60
-------------------------------------------------------------------------------------------------------------

* Because brokerage commission rates are fixed by the R.O.C. SEC, the percentage of aggregate brokerage commissions paid to each broker and the percentage of the aggregate dollar amount of transactions effected through each broker are the same.

                                 MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers or employees of the Adviser. The Trust has also retained MacKenzie Partners to assist in the solicitation of proxies from Shareholders at an anticipated cost of $8,500 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees or by MacKenzie Partners in person, by telephone or by facsimile will be borne by the Adviser or the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.

     THE TRUST'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS, WAS MAILED ON OR ABOUT FEBRUARY 29, 1996 TO SHAREHOLDERS OF RECORD ON FEBRUARY 29, 1996. HOWEVER, A COPY OF THAT REPORT WILL BE PROVIDED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. PLEASE CALL 1-800-343-9567 OR WRITE TO THE TRUST AT C/O DEWE ROGERSON, 850 THIRD AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10022 TO REQUEST THE REPORT.

     In the event that a quorum is not obtained for the transaction of business at the Meeting by May 31, 1996 or sufficient votes are not received at the Meeting to approve Proposal III, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum or to solicit additional votes. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment if it is required. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

     To the knowledge of the Trust, the following individuals or organizations did not make timely filings, or failed to make filings, required during or with respect to 1995 by rules of the United States Securities and Exchange Commission pursuant to section 30(f) of the Investment Company Act, with respect to holdings of, or transactions during 1995 or prior years in, Shares:

     (1) Messrs. Hiang Meng Gn and Yi Tien Lin, who are directors of the Adviser, did not make timely filings on Form 3 upon becoming directors. Both such persons did, however, subsequently make filings on Form 3 and have, to the knowledge of the Trust, complied with subsequent filing requirements applicable to them under section 30(f).

     (2) The Kuomintang has failed to make any filings of Forms 3, 4 or 5. However, CIHC did make timely filings (or has provided statements in lieu of required filings). In addition, if CIHC and the Kuomintang are deemed to be controlling persons of the Adviser, then persons controlled by CIHC or the Kuomintang would be required to file Forms 3, 4 and 5 with respect to ownership of, or transactions in, Shares, regardless of whether such persons are otherwise directly affiliated with the Adviser. Yu Tai Industrial Corporation, Chiloo Industries Inc. and Central Insurance Co., Ltd., each of which the Trust understands to be controlled by CIHC and each of which acquired 2.2% of the Adviser's outstanding voting securities from CIHC in April 1995, made late filings on Form 3 (disclosing no ownership of the Trust's shares) in March 1996. No other such persons have made, or are expected to make, any such filings.

                             SHAREHOLDER PROPOSALS

     Any proposal by a Shareholder intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Trust at c/o Dewe Rogerson, 850 Third Avenue, 20th Floor, New York, New York 10022 not later than
               .

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                              Secretary
c/o Dewe Rogerson
850 Third Avenue
20th Floor
New York, New York 10022
April   , 1996

                                                                     APPENDIX I:
                                                                   FORM OF PROXY

   1.) The election of Trustees to serve for a term expiring on the date of the 1999 Annual Meeting of Shareholders or the special meeting in lieu thereof:
                                                          With-       For all
                                           For            hold        Except
                                           [ ]             [ ]          [ ]

                 DANIEL K.L. CHIANG
                AND RAYMUND A. KATHE

            IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

   2.) Ratification of the selection of KPMG Peat Marwick as independent public accountants of the Trust for its fiscal year ending December 31, 1996.

                                           For           Against       Abstain
                                           [ ]             [ ]           [ ]

   3.)      Approval of a  new  investment   advisory   contract   with  the
            International Investment Trust Company Limited (the "Adviser") and Central Trust of China (the "Custodian") pursuant to which the fees payable by the Trust thereunder to the Adviser and the Custodian shall be reduced in the manner described in the accompanying Proxy Statement.

                                           For           Against       Abstain
                                           [ ]             [ ]           [ ]

            PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR ALL NOMINEES REFERRED TO IN ITEM 1, FOR THE PROPOSITION REFERRED TO IN ITEM 2 AND FOR THE PROPOSITION REFERRED TO IN ITEM 3.

            Please sign and return promptly in enclosed envelope. No postage is required if mailed in the United States.

            Mark box at right if comments or address change have been noted on the reverse of this card.

                                                    RECORD DATE SHARES:


                             THE R.O.C. TAIWAN FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                         Annual Meeting of Shareholders
                                  May 31, 1996

     The undersigned hereby appoints Daniel K.L. Chiang and Marc E. Perlmutter, or each or either of them, as Proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The R.O.C. Taiwan Fund (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 24th Floor, 1285 Avenue of the Americas, New York, New York on

Friday, May 31, 1996 at 9:30 a.m., New York City time, and at any adjournment thereof, in the manner indicated below and, in their discretion, on any other business that may properly come before the Meeting or any such adjournment.



   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


   Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



   HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?

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